                                                                    Exhibit 99.1

USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


   REVENUE                    1999                         2000                                             2001
                            -------- ------------------------------------------------  --------------------------------------------
                            YE 12/31    Q1        Q2        Q3        Q4     YE 12/31     Q1       Q2        Q3       Q4   YTD 9/30
                            -------- --------  --------  --------  --------  --------  -------- --------  -------- ------  --------
OPERATING BUSINESSES
Network and studios         $1,304.7 $  379.0  $  390.7  $  336.0  $  424.8  $1,530.5  $  437.7 $  444.2  $  382.2         $1,264.1
HSN - U.S.                   1,332.9    324.5     319.9     348.2     437.4   1,430.0     349.6    356.5     374.8          1,080.9
HSN - Germany                  166.7     65.8      57.1      62.7      74.0     259.6      78.9     80.2      60.0            219.0
Ticketing                      442.7    128.0     143.0     124.9     122.7     518.6     150.1    163.9     133.9            447.9
Hotel Reservations             161.8     55.3      78.1      94.6     100.0     328.0     105.3    138.3     151.2            394.8
Expedia*                        73.0     33.2      37.0      42.1      44.4     156.7      57.2     78.5      79.5            215.2
Precision Response             215.9     69.6      70.2      70.2      72.1     282.1      80.7     75.6      72.6            228.9
Match.com                        9.0      6.9       7.5       7.6       7.2      29.2       8.5     10.7      12.5             31.7
                            -------- --------  --------  --------  --------  --------  -------- --------  -------- ------  --------
  SUB-TOTAL                  3,706.8  1,062.2   1,103.5   1,086.4   1,282.5   4,534.6   1,268.0  1,347.9   1,266.7          3,882.5


Emerging Businesses
Citysearch and related          27.3     10.1      12.8      14.0      14.0      50.8      12.4     12.4      11.1             35.8
HSN - Other International        8.9      3.8       3.6       4.4       9.4      21.3       4.5      7.5       6.2             18.2
Trio, NWI, Crime,
  other emerging                 1.2      0.6       3.7       8.6       7.5      20.3       6.2      6.2       5.8             18.1
ECS/Styleclick                  55.4     12.5      10.1      12.5      13.4      48.5       8.8      8.4       5.7             22.9
USA Films                       82.1     30.3      20.8      14.5      20.5      86.1      51.0     62.6      16.0            129.6
                            -------- --------  --------  --------  --------  --------  -------- --------  -------- ------  --------
  SUB-TOTAL                    174.9     57.3      50.9      53.9      64.9     227.1      82.9     97.0      44.8            224.7
                            -------- --------  --------  --------  --------  --------  -------- --------  -------- ------  --------
Non-recurring items              6.9       --        --        --        --        --        --       --      16.0             16.0
Foreign exchange
  conversion                      --     (7.9)     (6.7)     (8.9)    (11.8)    (35.3)    (13.7)   (13.8)     (9.1)           (36.6)
Disengaged HSN Homes              --     34.0      24.1      20.6      24.7     103.3      35.8     25.3      21.6             82.7
Intersegment Elimination          --       --        --        --        --        --        --     (6.5)     (4.1)           (10.7)
                            -------- --------  --------  --------  --------  --------  -------- --------  -------- ------  --------
  TOTAL                     $3,888.6 $1,145.6  $1,171.8  $1,152.0  $1,360.3  $4,829.7  $1,372.9 $1,449.9  $1,335.8         $4,158.6
                            ======== ========  ========  ========  ========  ========  ======== ========  ======== ======  ========

USA Network                 $  757.7 $  196.9  $  208.9  $  200.5  $  201.4  $  807.8  $  216.8 $  221.4  $  198.0         $  636.2
SCI FI                         198.5     62.4      71.3      64.6      78.4     276.7      69.3     70.3      63.1            202.8
Studios, net                   348.6    119.6     110.5      71.0     144.9     446.0     151.5    152.5     121.1            425.1
                            -------- --------  --------  --------  --------  --------  -------- --------  --------  ------ --------
  Cable and studios         $1,304.7 $  379.0  $  390.7  $  336.0  $  424.8  $1,530.5  $  437.7 $  444.2  $  382.2         $1,264.1
===================================================================================================================================

Operating Businesses
  Entertainment             $1,304.7 $  379.0  $  390.7  $  336.0  $  424.8  $1,530.5  $  437.7 $  444.2  $  382.2         $1,264.1
  Electronic retailing       1,499.6    390.3     377.0     411.0     511.4   1,689.6     428.5    436.7     434.8          1,300.0
  Information and services     902.5    293.0     335.7     339.4     346.4   1,314.5     401.9    467.0     449.7          1,318.5
                            -------- --------  --------  --------  --------  --------  -------- --------  --------  ------ --------
  SUB-TOTAL                 $3,706.8 $1,062.2  $1,103.5  $1,086.4  $1,282.5  $4,534.6  $1,268.0 $1,347.9  $1,266.7         $3,882.5
                            ======== ========  ========  ========  ========  ========  ======== ========  ======== ======  ========

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

*The acquisition of Expedia is expected to close during Q4 '01.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


EBITDA                             1999                    2000                                            2001
                                 -------- --------------------------------------------  ------------------------------------------
                                 YE 12/31   Q1      Q2      Q3        Q4     YE 12/31    Q1      Q2        Q3      Q4    YTD 9/30
                                 -------- ------  ------  ------    ------   ---------  ------  ------    ------  ------  --------
OPERATING BUSINESSES
Network and studios              $ 433.9  $138.8  $139.4  $118.5    $151.1    $547.7    $163.4  $171.3    $139.2          $473.9
HSN - U.S.                         214.7    44.5    49.1    50.8      71.0     215.4      46.8    51.7      45.9           144.4
HSN - Germany                       16.3     8.7     4.7     5.8       9.0      28.2       5.6     5.9      (5.0)            6.6
Ticketing                           93.3    27.4    31.6    16.7      24.4     100.0      30.2    35.5      19.0            84.8
Hotel Reservations                  24.2     8.2    12.9    13.9      17.6      52.6      15.8    21.0      21.8            58.6
Expedia*                           (44.3)  (22.8)  (15.6)   (2.2)     (3.3)    (43.9)      3.7    15.3      15.1            34.1
Precision Response                  30.4     9.5    11.9    11.1      11.0      43.6      10.0    10.2       7.9            28.1
Match.com                           (0.4)    0.9     1.7     2.3       1.4       6.3       0.3     2.8       5.8             8.9
Corporate and other                (36.1)   (9.6)   (6.8)   (6.2)     (5.0)    (27.6)     (7.9)   (8.2)     (8.1)          (24.2)
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------
  SUB-TOTAL                        731.9   205.4   228.9   210.7     277.3     922.2     267.9   305.5     241.7           815.1

EMERGING BUSINESSES
Citysearch and related             (60.4)  (18.3)  (16.9)  (16.3)    (12.6)    (64.0)    (11.8)  (11.0)    (10.8)          (33.6)
HSN - Other International           (4.5)   (1.5)   (2.5)   (4.6)     (5.0)    (13.5)     (6.4)   (7.5)     (7.5)          (21.4)
Trio, NWI, Crime, other emerging    (3.0)   (2.3)   (2.0)   (0.3)     (2.5)     (7.1)     (1.7)   (2.4)     (3.1)           (7.1)
ECS/Styleclick                     (56.0)  (16.3)  (21.4)  (16.7)    (16.8)    (71.2)    (16.9)  (14.5)    (14.4)          (45.8)
USA Films                            6.4     2.2    (2.3)   (5.8)     (0.6)     (6.6)     (1.0)    0.6       0.4             0.0
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------
  SUB-TOTAL                       (117.5)  (36.1)  (45.1)  (43.8)    (37.4)   (162.5)    (37.8)  (34.7)    (35.3)         (107.8)
Non recurring items                   --     6.3    (7.8)     --      (4.1)     (5.6)       --    (4.8)      3.7            (1.1)
Foreign exchange conversion           --    (1.0)   (0.6)   (0.9)     (1.5)     (3.9)     (0.9)   (1.0)      0.9            (1.0)
Disengaged HSN Homes                  --     4.9     3.5     3.0       3.6      14.9       5.0     3.5       3.0            11.5
Intersegment Elimination              --      --      --      --        --        --        --    (3.9)     (1.8)           (5.8)
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------
  TOTAL                          $ 614.3  $179.5  $178.8  $169.0    $237.8   $ 765.1    $234.1  $264.6    $212.2          $711.0
                                 ======== ======  ======  ======    ======   =========  ======  ======    ======  ======  ======

USA Network                      $ 312.1  $ 97.1  $105.4  $ 87.2    $105.6   $ 395.2    $112.2  $123.3    $ 97.7          $333.2
SCI FI                              68.9    24.2    24.9    22.4      30.2     101.7      29.7    27.8      23.9            81.4
Studios, net                        52.9    17.5     9.1     8.8      15.4      50.8      21.5    20.2      17.6            59.3
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------
  Cable and studios              $ 433.9  $138.8  $139.4  $118.5    $151.1   $ 547.7    $163.4  $171.3    $139.2          $473.9
================================================================================================================================

OPERATING BUSINESSES
  Entertainment                  $ 433.9  $138.8  $139.4  $118.5    $151.1   $ 547.7    $163.4  $171.3    $139.2          $473.9
  Electronic retailing             230.9    53.2    53.8    56.6      80.0     243.6      52.4    57.6      40.9           150.9
  Information and services         103.2    23.1    42.5    41.8      51.2     158.6      60.0    84.8      69.6           214.5
  Corporate and other              (36.1)   (9.6)   (6.8)   (6.2)     (5.0)    (27.6)     (7.9)   (8.2)     (8.1)          (24.2)
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------
  TOTAL                          $ 731.9  $205.4  $228.9  $210.7    $277.3   $ 922.2    $267.9  $305.5    $241.7          $815.1
                                 -------- ------  ------  ------    ------   -------    ------  ------    ------  ------  ------

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

*The acquisition of Expedia is expected to close during Q4 '01.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


P&L                                           1999                                      2000
                                            --------      ----------------------------------------------------------------
                                            YE 12/31*       Q1 *           Q2            Q3           Q4 *        YE 12/31 *
                                            --------      --------      --------      --------      --------      --------
                            Date Reported:  02/01/01      04/25/01      07/25/01      10/24/01      02/01/01      02/01/01

Revenues, net                               $3,815.6      $1,112.4      $1,134.9      $1,109.9      $1,315.9      $4,673.0

Operating costs and expenses:
  Costs related to revenues                  2,301.7         665.6         676.3         669.1         801.3       2,812.4
  Other costs and expenses                     855.1         244.9         264.1         269.6         278.6       1,064.4
  Amort. of non-cash distribution
    and marketing expense                        0.0           1.6           1.3           2.7           7.1          11.5
  Depreciation                                 119.2          36.5          44.6          38.3          54.0         166.1
  Amortization of goodwill                     374.0         108.0         110.5         113.6         135.1         467.3
                                            --------      --------      --------      --------      --------      --------
    Total operating costs                    3,650.1       1,056.5       1,096.8       1,093.2       1,276.1       4,521.7
                                            --------      --------      --------      --------      --------      --------
    Operating income                           165.4          55.9          38.0          16.7          39.8         151.3

Interest expense, net                          (50.2)         (8.6)         (7.9)         (8.2)        (10.3)        (35.0)
Gain on disposition of television station        0.0           0.0           0.0           0.0           0.0           0.0
Gain on sale of securities                      89.7           0.0           0.0           0.0           0.0           0.0
Other, net                                      (4.9)         (0.6)         (1.9)         69.9         (18.1)         49.3
                                            --------      --------      --------      --------      --------      --------
                                                34.6          (9.2)         (9.8)         61.7         (28.3)         14.3
                                            --------      --------      --------      --------      --------      --------
Earnings before income taxes and
  minority interest                            200.1          46.7          28.2          78.4          11.5         165.7

Income tax expense                             (83.9)        (30.3)        (29.6)        (25.6)        (26.3)       (113.0)
Minority interest                             (136.7)        (40.4)        (30.2)        (66.7)        (14.4)       (128.5)
                                            --------      --------      --------      --------      --------      --------
Loss before cumulative effect of
  accounting change                            (20.5)        (23.9)        (31.6)        (13.9)        (29.2)        (75.9)

Cumulative effect of accounting
  change, net of tax                             0.0           0.0           0.0           0.0           0.0           0.0
                                            --------      --------      --------      --------      --------      --------
Net loss from continuing operations            (20.5)        (23.9)        (31.6)        (13.9)        (29.2)        (75.9)
                                            ========      ========      ========      ========      ========      ========

Weighted average diluted shares                352.6         361.9         363.6         367.8         368.3         366.0
                                            ========      ========      ========      ========      ========      ========
Weighted average fully converted shares        745.8         752.5         724.7         729.0         752.6         747.4
                                            ========      ========      ========      ========      ========      ========

Basic earnings per share                    $   (.06)     $    .07      $   (.09)     $   (.04)     $   (.08)     $   (.21)
                                            ========      ========      ========      ========      ========      ========
Diluted earnings per share                  $   (.06)     $    .07      $   (.09)     $   (.04)     $   (.08)     $   (.21)
                                            ========      ========      ========      ========      ========      ========
Fully converted earnings per share          $    .12      $    .01      $   (.02)     $   (.02)     $   (.00)     $    .05
                                            ========      ========      ========      ========      ========      ========
EBITDA                                         658.7         201.9         194.4         171.2         236.0         796.3
                                            ========      ========      ========      ========      ========      ========

Excluding one-time charges and
  non-operating gains:
Basic and diluted earnings per share        $   (.11)     $   (.07)     $   (.07)     $   (.08)     $   (.03)     $   (.19)
                                            ========      ========      ========      ========      ========      ========
Cash net income earnings per share                        $    .11      $    .17      $    .16      $    .21
                                            ========      ========      ========      ========      ========      ========
Fully converted earnings per share          $    .05      $   (.01)     $   (.01)     $   (.02)     $    .03      $    .03
                                            ========      ========      ========      ========      ========      ========
Fully converted cash net income
  earnings per share                                      $    .09      $    .11      $    .10      $    .15
                                            ========      ========      ========      ========      ========      ========


P&L                                                                         2001
                                              ----------------------------------------------------------------
                                                Q1 *           Q2            Q3            Q4         YE 12/31
                                              --------      --------      --------      --------      --------
                            Date Reported:    04/25/01      07/25/01      10/24/01

Revenues, net                                 $1,315.7      $1,371.4      $1,256.3

Operating costs and expenses:
  Costs related to revenues                      800.2         831.7         746.7
  Other costs and expenses                       285.4         290.5         312.5
  Amort. of non-cash distribution
    and marketing expense                          8.0           6.6           5.2
  Depreciation                                    48.7          57.6          51.2
  Amortization of goodwill                       100.2         100.8         103.0
                                              --------      --------      --------      --------      --------
    Total operating costs                      1,242.5       1,287.3       1,218.6
                                              --------      --------      --------      --------      --------
    Operating income                              73.2          84.2          37.7

Interest expense, net                            (11.4)        (12.9)        (10.1)
Gain on disposition of television station          0.0           0.0           0.0
Gain on sale of securities                         0.0           0.0           0.0
Other, net                                        (6.5)        (13.7)        (12.9)
                                              --------      --------      --------      --------      --------
                                                 (17.9)        (26.6)        (23.1)
                                              --------      --------      --------      --------      --------
Earnings before income taxes and
  minority interest                               55.3          57.5          14.7

Income tax expense                               (25.5)        (22.8)        (21.9)
Minority interest                                (49.3)        (45.0)        (33.2)
                                              --------      --------      --------      --------      --------
Loss before cumulative effect of
  accounting change                              (19.5)        (10.3)        (40.4)

Cumulative effect of accounting
  change, net of tax                              (9.2)          0.0           0.0
                                              --------      --------      --------
Net loss from continuing operations              (28.7)        (10.3)        (40.4)
                                              ========      ========      ========      ========      ========

Weighted average diluted shares                  370.2         373.8         376.4
                                              ========      ========      ========      ========      ========
Weighted average fully converted shares          758.0         763.4         737.6
                                              ========      ========      ========      ========      ========

Basic earnings per share                      $   (.05)     $   (.03)     $   (.11)
                                              ========      ========      ========      ========      ========
Diluted earnings per share                    $   (.05)     $   (.03)     $   (.08)
                                              ========      ========      ========      ========      ========
Fully converted earnings per share            $    .02      $    .03      $   (.01)
                                              ========      ========      ========      ========      ========
EBITDA                                           230.1         249.3         197.1
                                              ========      ========      ========      ========      ========

Excluding one-time charges and
  non-operating gains:
Basic and diluted earnings per share          $   (.05)     $   (.02)     $   (.08)
                                              ========      ========      ========      ========      ========
Cash net income earnings per share            $    .16      $    .20      $    .13
                                              ========      ========      ========      ========      ========
Fully converted earnings per share            $    .02      $    .04      $   (.01)
                                              ========      ========      ========      ========      ========
Fully converted cash net income
  earnings per share                          $    .12      $    .14      $    .10
                                              ========      ========      ========      ========      ========

* AS REPORTED. MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.

NOTE: P&L EXCLUDES EXPEDIA, the acquisition of which is expected to close during Q4 '01.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES AND RATINGS.

                                       1999                             2000                                      2001
                                      -------    --------------------------------------------------    ---------------------------
                                        YE         Q1         Q2         Q3        Q4         YE         Q1        Q2         Q3
                                      -------    -------    -------    -------   -------    -------    -------   -------   -------
USA NETWORK

     Advertising and other revenue         57%        57%        59%        58%       57%        58%        58%       59%       55%
     Affiliate revenue                     43%        43%        41%        42%       43%        42%        42%       41%       45%

     Average primetime rating             2.4        2.4        2.2        2.0       1.7        2.1        1.9       1.8       1.7

     Households (end of period)          77.2       77.4       78.2       79.4      79.9       79.9       81.3      81.9      84.3

                                       1999                             2000                                      2001
                                      -------    --------------------------------------------------    ---------------------------
                                        YE         Q1         Q2         Q3        Q4         YE         Q1        Q2         Q3
                                      -------    -------    -------    -------   -------    -------    -------   -------   -------

SCI FI CHANNEL

     Advertising and other revenue         60%        65%        66%        63%       67%        65%        63%       66%       61%
     Affiliate revenue                     40%        35%        34%        37%       33%        35%        37%       34%       39%

     Average primetime rating             0.8        0.9        0.8        0.9       0.9        0.9        0.8       0.8       0.8

     Households (end of period)          59.7       60.5       62.7       65.1      66.7       66.7       69.4      70.9      74.7

                                                                        2000                                      2001
                                                 --------------------------------------------------    ---------------------------
                                                   Q1         Q2         Q3        Q4         YE         Q1        Q2         Q3
                                                 -------    -------    -------   -------    -------    -------   -------   -------

TRIO Households (end of period)                                            6.9       7.3        7.3        8.8      11.3      12.7

NWI Households (end of period)                                             6.5       6.7        6.7        8.0      10.3      11.6


USA NETWORK AND SCI FI RATINGS AND HOUSEHOLD DELIVERY DATA ARE SOURCED FROM NMR GALAXY EXPLORER. SUBSCRIBER COUNTS ARE BASED ON NIELSEN PEOPLE METER INSTALLED SAMPLES.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.

                                                                   2000                                          2001
                                         -------------------------------------------------------    -------------------------------
                                           Q1          Q2           Q3          Q4         YE         Q1          Q2          Q3
                                         -------     -------      -------     -------    -------    -------     -------     -------
HSN- U.S.

  Units shipped                              8.5         8.1          8.6        10.0       35.2        8.6         9.0         8.8

  Gross profit %                            33.7%       34.6%        34.6%       32.3%      33.8%      32.1%       33.1%       32.0%

  Return rate                               20.6%       19.4%        19.8%       18.8%      19.6%      19.6%       19.6%       19.4%

  Product mix:
     Homegoods                                50%         46%          48%         54%        50%        51%         49%         52%
     Jewelry                                  24%         27%          26%         24%        25%        25%         26%         24%
     Health/Beauty                            13%         15%          12%         10%        12%        11%         12%         10%
     Apparel/Accessories                      14%         12%          14%         12%        13%        14%         13%         14%

  HSN cable/DBS HH (end of period)          62.0        63.2         64.9        65.6       65.6       68.1        69.2        71.5

  HSN total HH (end of period)              75.2        76.4         75.9        76.8       76.8       79.9        80.8        82.8

  America's Store FTE's (end of period)      8.8         8.8          9.0         8.6        8.6        8.3        10.6        10.8


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.

                                      1999                       2000                                2001
                                     ------   ------------------------------------------   ------------------------
                                       YE       Q1       Q2       Q3       Q4       YE       Q1       Q2       Q3
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
TICKETMASTER

  Number of tickets sold (mm)          75.0     21.8     22.3     20.2     18.7     83.0     23.6     23.5     19.3

  Gross value of tickets sold (mm)   $2,781     $812     $881     $782     $781   $3,256     $937   $1,016     $788

  Share of tickets sold online        13.4%     19.6%    25.5%    25.6%    27.9%    24.5%    29.5%    33.2%    31.9%

  Revenue per ticket                  $5.25    $5.44    $5.89    $5.67    $5.87    $5.71    $5.96    $6.29    $6.20

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
OPERATING METRICS

                                          1999                         2000                                    2001
                                        -------   -----------------------------------------------   ---------------------------
                                          YE        Q1        Q2        Q3        Q4        YE        Q1        Q2         Q3
                                        -------   -------   -------   -------   -------   -------   -------   -------   -------
HOTEL RESERVATIONS NETWORK

  Hotel room nights sold (thousands)      1,229       429       587       717       700     2,433       799     1,030     1,227

  Affiliates (including TravelNow)                  6,000    10,500    13,400                        18,649    20,857    22,793

  Properties                              1,500     1,750     1,925     2,100     2,700     2,700     3,084     3,374     3,890

  Cities served                              40        49        60        83        97        97       135       146       171


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS

CAPITALIZATION
(AS OF 10/15/01)

     Ticker (NASDAQ)                                                          USAI

     USAi Common Stock                                                       314.0
     USAi Class B                                                             63.0
     USAi Exchangeable Common Stock                                          213.0
     USAi Exchangeable Class B                                               148.2
                                                                    ---------------
         Total Shares Outstanding                                            738.2

     Estimated dilutive options (treasury method) *                           29.0
                                                                    ---------------
     Fully diluted shares                                                    767.2
                                                                    ===============

     Outstanding equity cap                                          $14.9 billion
     Fully diluted equity cap                                        $15.6 billion

     * Does not include assumed tax savings.


BUSINESS MIX

     Revenue sources (Q3 '01):
         Merchandise                                                           36%
         Ticketing                                                             11%
         Hotel rooms                                                           12%
         Teleservices / ECS                                                     6%
         Personals                                                              1%
                                                                    ---------------
         Commerce                                                              66%
                                                                    ===============

         Advertising                                                           14%
         Production and distribution                                           10%
         Affiliate fees and subscriptions                                      10%
                                                                    ---------------
         Media                                                                 34%
                                                                    ===============

         Online (% of total)                                                   20%
         International (% of total)                                            10%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

As filed with the Securities and Exchange Commission on October 30, 2001.